Vacuumschmelze (VAC) Acquisition July 5, 2011 Exhibit 99.2

Forward-Looking Statements
This presentation may include forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon specific assumptions and are subject to uncertainties and factors relating to the company's operations and business environment, all of which are difficult to predict and many of which are beyond the control of the company. These uncertainties and factors could cause actual results of the company to differ materially from those expressed or implied in the forward-looking statements contained in the foregoing discussion.
A more complete disclosure about forward-looking statements can be found in our most recent annual report on Form 10-K. The company undertakes no obligation to update any forward-looking statements as a result of future developments or new information.

Agenda Transaction Overview VAC - Company Overview Transaction Rationale Financial Summary 3

Transaction Overview

OM Group acquisition of VAC creates meaningful
expansion into adjacent and high growth markets
Agrees to acquire VAC Holding GmbH from One Equity Partners
Leading producer of advanced materials and integrated magnetic solutions
Market leader in solar inverter technology and positioned to grow with wind energy output
Supplier of technically differentiated products to automotive, electrical distribution and retail sectors
Contributes complementary value-added specialty products with strong recurring cash flows and an attractive growth profile
Purchase price of €700mm to be funded through equity, available cash and new credit facilities
Maintain financial strength and flexibility
Expected closing in 3Q 2011 subject to customary regulatory approvals

… and delivers on our strategic objectives to transform
through diversification
VAC participates in attractive market sectors
Above GDP underlying organic growth potential
High margin potential through product differentiation
Enhances position and expertise in innovative technologies serving diverse range of end markets
Maintains global exposure while fortifying presence in key regions
Moves us closer to the end user
Customer partnership in new product development
Enables OMG to enhance value-add proposition

VAC – Company Overview

A global business with diverse and attractive end markets
Founded in 1923
Headquarters: Hanau, Germany
Employees: 4,500 worldwide
160 R&D scientists and engineers
Manufacturing facilities: 7
Three divisions:
Materials & Parts (MP) - #1 market position globally
Cores & Components (CC) - #1 market position globally
Permanent Magnets (PM) - #1 market position in Europe; #5 market position globally
Customer base of over 1,600 with no one customer accounting for more than 9% of sales
End markets: Aerospace, Automation & Drives, Automotive,
Electronic Article Surveillance, Energy Conversion & Distribution,
Electrical Installation Technology & Industrial Technology
Strong senior management with 27 years’ industry experience
Company Description Q1 2011 LTM Sales by Segment
Q1 2011 LTM Sales by Geography
MP
34%
PM
27%
CC
39%
Total Net Sales (unaudited): €389m (1)
Germany
34%
Europe
(ex-Germany)
34%
Asia
19%
Americas
13%
Total Net Sales (unaudited): €389m (1)

(1) VAC financial results presented on IFRS basis

Global footprint supports strong regional demand and furthers portfolio diversification

Hanau, Germany
Employees: 1,350
Global Headquarters
R&D Center
Manufacturing
Technology Base
BUs: MP, PM, CC
Ulvila, Finland
Employees: 70
Neorem (since 2007)
BUs: PM
Shenyang, China
Employees: 1,100
Established in 2001
BUs: CC
Beijing, China
Employees: 430
SANVAC Joint Venture
(since 2005)
BUs: PM
Horna Stred, Slovakia
Employees: 1,100
NAFTA Sales Headquarters
Employee:  21
Elizabethtown, KY
Asia/ Pacific Region Sales
Headquarters
Employees:  17
Singapore
Sales offices with direct representatives
Source: Company information
Pekan, Malaysia
Employees: 780
Established in 1996
BUs: CC
Sales partners/cooperations
Established in 1997
BUs: CC, MP, PM
European Sales
Headquarters
Employees: 34

VAC serves a diversified and fast-growing set of end market
segments
Aerospace &
Transportation
Automation & Drives
Automotive
Electronic Article
Surveillance &
Communication
Energy Conversion &
Distribution
Electrical
Installation
Technology
Industrial
Technology
Distributors
Other
2%
15%
16%
12%
19%
17%
7%
5%
7%

Source: VAC Management.

Transaction Rationale

VAC’s strategic fit with OMG
Established company driven by technological innovation
Recognized leader in the high-growth end markets it serves
Proven business model which yields attractive, sustainable margins
Product offerings move OMG closer to customer
Highly specialized products with high barriers to entry
Organic and strategic growth opportunities
Favorable positioning in China and other emerging economies
Meets financial criteria

VAC aligns with OMG’s strategic objectives
Leverage Existing
Competencies
Process & product know-how in inorganic
materials
Converting key raw materials to technically-
differentiated products and components
Collaboration with customers to add market value
Broaden into
Adjacent Markets
Extends geographic reach in Europe and Asia
Expands position in solar energy
Create New
Growth Platforms
Strong position in wind energy
Creates position in automation, automotive,
energy conversion & distribution, and electrical
installation

Financial Summary

VAC meets or exceeds financial acquisition criteria
Creates corporate scale with approximately:
$1.9B in net sales
$200M in operating profit
Accretive to earnings
Provides sustainable earnings linked to product innovation
Expands margins
Strong cash flow from operations
Financial synergies
Utilizes European cash balance
Preserves balance sheet strength and flexibility at low leverage

Acquisition financing
Purchase price of €700 million (approximately $1 billion)
Implies 8.6x
(1)
EBITDA transaction multiple on 2011E basis
New $900mm credit facilities (USD / €), including new $200mm revolving credit facility
$50mm of OMG common equity
Remaining closing amounts to come from available cash
New revolver to remain undrawn at closing
Financing commitments to support transaction
BofA Merrill Lynch, PNC and BNP Paribas
Expected Net Debt / EBITDA ratio below 2.0x

(1) Multiple based upon EBITDA  according to IFRS accounting principles

Continued diversification of OMG’s technology platforms
(1) Unaudited; assumes USD/EUR= 1.45; VAC results presented on IFRS basis
Q1 2011 LTM Sales ($m)
Advanced
Materials
52%
Battery
Technologies
10%
Specialty
Chemicals
39%
Advanced
Materials
35%
Battery
Technologies
7%
Specialty
Chemicals
26%
VAC
32%
OMG Stand-Alone Pro Forma
(1)
Total Sales: $1.2B Total Sales: $1.9B

€ 346
€ 389
€ 74
€ 117
2010 Q1 '11 LTM Q1 '10 Q1 '11
€ 40
€ 54
€ 5
€ 19
2010 Q1 '11 LTM Q1 '10 Q1 '11
VAC is a profitable, growth company
Sales rebounded from 2009 downturn;
exceeded pre-crisis levels in 2010
Growth from continuous product innovation
and a focused market approach with an
emphasis on fast-growing niches
High single-digit growth expectations
Total Net Sales (€m)
(1)
Operating Profit (€m)
(1)
Attractive Operating Profit margins
exceeding pre-crisis levels
Continuing product mix shift to higher value-
added products
Margin improvement expected in 2011 and
beyond

(1) VAC financial results presented on IFRS basis

VAC enhances long-term outlook and earnings growth
Favorable long-term growth characteristics of end markets
Healthy organic growth engine driven by innovative technology
Technically differentiated products customers use to meet exacting performance requirements
Proven capability to successfully integrate acquisitions
Financial discipline and flexibility to enhance shareholder value

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